EXHIBIT 10
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
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MATERIAL CONTRACTS

The following documents of Navistar International Corporation are incorporated herein by reference.
10.60*
Navistar International Corporation Amended and Restated 2013 Performance Incentive Plan as of December 9, 2019 (marked to indicate all changes from the version effective as of February 11, 2015). Filed as Exhibit 10.1 to Current Report on Form 8-K dated December 9, 2019 and filed on December 11, 2019. Commission File No. 001-09618.

10.80*
Navistar Non-Employee Directors' Deferred Fee Plan amended and restated as of December 9, 2019 (marked to indicate all changes from the version effective as of February 11, 2015). Filed as Exhibit 10.2 to Current Report on Form 8-K dated December 9, 2019 and filed on December 11, 2019. Commission File No. 001-09618.

* Indicates a management contract or compensatory plan or arrangement required to be filed or incorporated by reference as an exhibit to this report.

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